LEASE DEED TERMINATION

THIS MUTUAL LEASE DEED TERMINATION made and executed on March 31, 2011,

Between

M/s. Covetus Technologies Pvt. Ltd., a company incorporated under the Companies Act, 1956, having its registered office at 229-230, Sukhdev Nagar Indore,– 452005 (M.P.) through its Director Mr. Amit Kasliwal, hereafter referred to as the LESSOR of the ONE PART (which term shall mean and include representatives, administrators, executors, successors-in-title, nominees and assigns).

AND

Mr. Ashish Badjatia resident of 5850 Centre Avenue #701, Pittsburgh, PA 15206, hereafter referred as the LESSEE of the OTHER PART (which terms shall mean and include the company, its successors-in-title, nominee and assigns.)

REGARDING of premises no. 503, Fifth Floor, President Tower, Tukoganj INDORE - 452001 (M.P.).

Through mutual agreement between Lessor and LESSEE, the lease executed on August 19, 2010 is hereby terminated. No future payments are due by the LESSEE.

IN WITNESS WHEREOF, the parties hereto have set their respective hands to this Lease Deed at Indore on the day, month and year first written.

LESSEE: __________________

Ashish Badjatia

LESSOR: __________________

Amit Kasliwal
Director
Covetus Technologies PVT Ltd

LEASE DEED TERMINATION

THIS MUTUAL LEASE DEED TERMINATION made and executed on March 31, 2011,

Between

M/s. Covetus Technologies Pvt. Ltd., a company incorporated under the Companies Act, 1956, having its registered office at 229-230, Sukhdev Nagar Indore,– 452005 (M.P.) through its Director Mr. Amit Kasliwal, hereafter referred to as the LESSOR of the ONE PART (which term shall mean and include representatives, administrators, executors, successors-in-title, nominees and assigns).

AND

Mr. Ashish Badjatia resident of 5850 Centre Avenue #701, Pittsburgh, PA 15206, hereafter referred as the LESSEE of the OTHER PART (which terms shall mean and include the company, its successors-in-title, nominee and assigns.)

REGARDING of premises no. 503, Fifth Floor, President Tower, Tukoganj INDORE - 452001 (M.P.).

Through mutual agreement between Lessor and LESSEE, the lease executed on August 19, 2010 is hereby terminated. No future payments are due by the LESSEE.

IN WITNESS WHEREOF, the parties hereto have set their respective hands to this Lease Deed at Indore on the day, month and year first written.

LESSEE: ____________

Ashish Badjatia

LESSOR: ____________

Amit Kasliwal
Director
Covetus Technologies PVT Ltd